UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

VISTRA CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Vistra Corp.

Annual Meeting of Stockholders

Wednesday, April 30, 2025 9:00 AM, Central Time

Annual Meeting to be held live via the Internet - www.proxydocs.com/VST for more details and to register to attend.

To attend the virtual 2025 Annual Meeting, you must pre-register at www.proxydocs.com/VST prior to the deadline of April 25, 2025 at 5:00 PM (Eastern Time).

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/VST

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This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before April 18, 2025.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On April 30, 2025 For Stockholders of record as of March 3, 2025

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Vistra Corp. Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3, 4, 5, 6 AND 7

PROPOSAL

1.	To elect the following 11 directors:

1.01	Scott B. Helm

1.02	Hilary E. Ackermann

1.03	Arcilia C. Acosta

1.04	Gavin R. Baiera

1.05	Paul M. Barbas

1.06	James A. Burke

1.07	Lisa Crutchfield

1.08	Julie A. Lagacy

1.09	John W. (Bill) Pitesa

1.10	John R. (J. R.) Sult

1.11	Robert C. Walters

2.	To approve, on a non-binding advisory basis, the 2024 compensation of the Company’s named executive officers;

3.

To approve an amendment to the Company’s certificate of incorporation (as amended and restated, the “Restated Certificate of Incorporation”) to provide for the exculpation of officers as permitted by Delaware Law;

4.	To approve an amendment to the Restated Certificate of Incorporation to repeal provisions relating to the waiver of corporate opportunities in favor of former principal stockholders of the Company;

5.	To approve an amendment to the Restated Certificate of Incorporation to remove supermajority voting standards;

6.	To approve the Company’s 2025 Employee Stock Purchase Plan; and

7.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

Note: Such other business as may properly come before the meeting or any adjournment thereof.